                                                                      EXHIBIT 23



                        Consent Of Independent Auditors

We consent to the incorporation by reference in this Annual Report on Form 10-K for the year ended December 31, 1999, in Registration Statement No. 333-51485 on Form S-4 and Registration Statement No. 333-39341 on Form S-3, all of Mid Penn Bancorp, Inc., of our report dated January 21, 2000, included in Mid Penn Bancorp, Inc.'s 1999 Annual Report to Shareholders.


                           /s/ PARENTE RANDOLPH, PC



Williamsport, Pennsylvania
March 27, 2000